SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)      January 15, 2004



                              MOLEX INCORPORATED
            (Exact name of registrant as specified in its charter)


        Delaware                       0-7491                36-2369491
___________________________     ____________________      ________________
(State or other jurisdiction      (Commission file        (IRS Employer
   of incorporation)                    number)          identification No.)





  2222 Wellington Court, Lisle, Illinois                        60532
  _____________________________________                     ___________

 (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code         (630) 969-4550



















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Item 12.    Disclosure of Results of Operations and Financial Condition.


        On January 15, 2004, Molex Incorporated (the "Company") issued a press release announcing the Company's second quarter results. The press release is furnished as Exhibit 99 hereto and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.






















                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 15, 2004                        MOLEX INCORPORATED
                                              ____________________
                                                  (Registrant)

                                  By:       /s/ ROBERT B. MAHONEY
                                            _______________________
                                            Robert B. Mahoney
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer




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Exhibit Index


Exhibit No.       Description

   99           Press release issued by Molex Incorporated on January 15,
                   2004 (furnished pursuant to Item 12)






































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